                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints WILLIAM J. BALTRUS, GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ. and JOSEPH
M. O'DONNELL, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission any amendment to the registration statement of Farrell Alpha Strategies (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ______ day of May, 1997


                                         ____________________
                                         Takeaki Nagashima
                                         Treasurer & Trustee


                                 ACKNOWLEDGMENT
                                 --------------

State of                 )

                         ) ss:

County of                )

The foregoing instrument was acknowledged before me this ______day of May, 1997, by Takeaki Nagashima, Trustee and Treasurer, of Farrell Alpha Strategies.

 ________________
 Notary Public

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints WILLIAM J. BALTRUS, GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ. and JOSEPH
M. O'DONNELL, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission any amendment to the registration statement of Farrell Alpha Strategies (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ______ day of May, 1997


                                         ____________________
                                         James L. Farrell, Jr.
                                         President & Chairman of the Board


                                 ACKNOWLEDGMENT
                                 --------------

State of                 )

                         ) ss:

County of                )

The foregoing instrument was acknowledged before me this _______ day of May, 1997, by James L. Farrell, Jr, President and Chairman of the Board of Trustees of Farrell Alpha Strategies.

 ________________
 Notary Public

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints WILLIAM J. BALTRUS, GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ. and JOSEPH
M. O'DONNELL, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission any amendment to the registration statement of Farrell Alpha Strategies (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the ______ day of ______, 1997


                                         ____________________
                                         Herbert Passin
                                         Trustee


                                 ACKNOWLEDGMENT
                                 --------------

State of                 )

                         ) ss:

County of                )

The foregoing instrument was acknowledged before me this _______ day of _______, 1997, by Herbert Passin, Trustee of Farrell Alpha Strategies.

 ________________
 Notary Public

                               POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints WILLIAM J. BALTRUS, GERALD J. HOLLAND, CAROLYN F. MEAD, ESQ. and JOSEPH
M. O'DONNELL, ESQ. and each of them, with full power to act without the other, as a true and lawful attorney-in-fact and agent, with full and several power of substitution, to take any appropriate action to execute and file with the U.S. Securities and Exchange Commission any amendment to the registration statement of Farrell Alpha Strategies (the "Trust"), execute and file any request for exemptive relief from state and federal regulations, and perform on behalf of the Trust any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of the United States or any individual state, and in connection therewith to execute and file all requisite papers and documents, including but not limited to, applications, reports, notices, surety bonds, irrevocable consents and appointments of attorneys for service of process; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as each might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the _____ day of May, 1997

                                         ____________________
                                         Arthur Williams III
                                         Trustee


                                 ACKNOWLEDGMENT
                                 --------------

State of                 )

                         ) ss:

County of                )

The foregoing instrument was acknowledged before me this _____ day of May, 1997, by Arthur Williams III, Trustee of Farrell Alpha Strategies.

 ________________
 Notary Public